EXHIBIT 99.2

SEVERANCE AGREEMENT

AGREEMENT executed on November 26, 2008, between Nalco Company, (the “Company”) and __________ (“Executive”).

WHEREAS, Executive is an officer of the Company or one of its affiliates; and

WHEREAS, the Company desires to promote the good performance of Executive by offering this Severance Agreement; and

WHEREAS, the parties desire to enter into this Severance Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

1.             Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated.

“Agreement” means this Severance Agreement.

“Base Salary” means Executive’s annual base salary immediately prior to the Termination Date.

“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time.

“Board” means the Board of Directors of the Company.

“Cause” means any of the following:

(a)
engaging in gross or willful misconduct (which includes insubordination) in the performance of Executive’s duties or intentional failure to comply with a specific, written directive of the CEO, a supervisor or the Board of Directors, as reasonably determined by the Board of Directors of the Company;

(b)	the commission by Executive of a felony, perpetration of a fraud against the Company, or perpetration of a dishonest act, in the reasonable judgment of the Board of Directors of the Company;

(c)	the breach of Executive’s employment agreement as reasonably determined by the Company, which is not cured with five (5) days of notice;

(d)	Executive’s violation of the Company’s policies and procedures, including, without limitation, the Company’s Code of Ethical Business Conduct or Officers Ethics Code; or

(e)
the Executive’s failure to cooperate in any audit or investigation of the Company’s financial statements or reports and filings with the Securities and Exchange Commission, or the business practices of the Company or its direct or indirect subsidiaries.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Nalco Company and any successor (whether direct or indirect) to all or substantially all of the stock, assets or business of Nalco Company.

“Employment Agreement” means collectively, any employment agreement between Executive and the Company, as may be amended from time to time.

“Executive” shall have the meaning indicated above.

“Good Reason” means the following change in circumstances relating to the Executive’s employment:  (a) move of principal place of employment to a location 50 miles or more from the previous principal place of employment, or (b) a reduction in either Base Salary or aggregate total compensation by more than 10% (either being a “Good Reason Event”).  For purposes of this Agreement, the Executive must notify the Company within ninety (90) days of a claimed Good Reason Event that Executive intends to terminate his or her employment, and the Company shall have thirty (30) days from the time of such notice to cure the claimed Good Reason Event.

“Permanent Disability” means inability, to perform the functions of the Executive’s regular responsibilities as defined under the Company’s long-term disability policies.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Target Bonus” means, with respect to any fiscal year of the Company, the target annual bonus, assuming achievement of 100% of target, under the applicable Company annual cash incentive plan, (currently known as the Amended and Restated Management Incentive Plan) for Executive for such year.

“Term” has the meaning set forth in Section 2 of this Agreement.

“Termination Date” has the meaning set forth in Section 3 of this Agreement.

2.             Term of Agreement and Termination of All Other Severance Benefits. This Agreement shall be in effect from January 1, 2009 until December 31, 2011 (the “Initial Term”).  After the expiration of the Initial Term, this Agreement shall be automatically extended for a three-year period. (the “Additional Term”).  If the Company notifies Executive during the six month period immediately before the expiration of the Initial Term that the Company has determined in its discretion that the benefits offered in this Agreement will no longer be provided (the “Notice”), this Agreement shall expire without further renewal one year after the date of the Notice.  Notwithstanding the foregoing, Executive’s employment at all times shall be deemed to be an employment at-will and Executive’s employment may be terminated by Executive or the Company for any reason or no reason.  While in force, this Agreement shall represent the only severance benefit for Executive.  All other severance agreements for Executive are hereby terminated, and Executive shall have no claim under any severance policy.

3.             Severance Upon Termination Without Cause by the Company or by the Executive for Good Reason. If Executive’s employment with the Company or any affiliates is terminated during the Term by the Company without Cause or by the Executive for Good Reason (the effective date of either such termination hereafter referred to as the “Termination Date”), Executive shall be entitled to the following payments and benefits subject to the Executive’s timely execution of a General Release as provided in Section 6 herein:

(a)
The Company shall pay Executive, within fifteen business days after the Termination Date in a lump sum payment (i) accrued but unpaid Base Salary through the Termination Date, and (ii) any prior year bonus earned but not paid.

(b)
The Company shall pay Executive, six months and one day after the Termination Date, severance equal to one and one-half (1.5) times his Base Salary and Target Bonus.  Notwithstanding the above, to the extent permitted by Section 409A of the Code, a portion of the payment equal to two times the compensation limit specified in Code Section 401(a)(17) shall be paid within fifteen days of the Termination Date.

(c)
In addition, the Executive shall be entitled to a pro-rata portion of the annual management incentive plan amount for the year of termination based on the portion of the year elapsed through the termination and the pro-rata portion shall be calculated based on actual performance over the entire performance period and any such payment shall be made on or before March 15 of the year following termination or, to the extent required by Section 409A of the Code, six months and one day following termination, if later.

(d)
Except as otherwise indicated herein, Executive shall receive any other benefits he is otherwise eligible for under other plans or programs of the Company in accordance with their terms.  Executive shall have the right to continue medical and/or dental benefits for a period of eighteen months following the Termination Date at the active employee rate.

(e)
The Company will provide the Executive with reasonable outplacement services during the twenty-four (24) month period following the Termination Date (for these purposes, reasonable outplacement services would not exceed a cost to the Company of $10,000).

(f)
Other than the benefits set forth in this Section 3, the terms of which are expressly incorporated herein by reference, the Company and its affiliates will have no further obligations hereunder with respect to Executive following the Termination Date.

(g)
Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 3 be reduced by any compensation earned as a result of Executive’s employment with another employer.

For clarity, a termination shall meet the conditions Treas. Reg. Sec 1.409(A)(1)(h), excluding a bona fide leave of absence meeting the requirements in that Treas. Reg. Sec.

4.             Other Terminations.  Nothing in this Agreement shall be construed to prevent the Company or any of its subsidiaries from terminating Executive’s employment for any reason or no reason. If Executive’s employment is terminated (a) by the Company for Cause, (b) due to Executive’s death or Permanent Disability, or (c) due to Executive’s resignation, the Company shall have no obligation to make any payments or provide any benefits under this Agreement.

5.             Covenants and Release.  As a condition precedent to payment under this Agreement or payment of severance or grant of any other benefit hereunder, Executive must comply with, and continue to comply with, the Covenants and Terms attached hereto as Exhibit A, and sign and deliver a general release to the Company within one week after the termination of Executive’s employment in the form of General Release, attached hereto as Exhibit B (or such other Release as reasonably requested by the Company), it being understood and agreed that the Executive shall not be entitled to any benefits provided hereunder unless and until he has signed and delivered such General Release to the Company and any revocation period applicable to such General Release expires without revocation by the Executive.

6.             Miscellaneous.

(a)	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Illinois without reference to the principles of conflict of laws.

(b)
Entire Agreement/Amendments. This Agreement contains the entire understanding of the parties with respect to the subject matter herein.  There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein.  This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.

(c)
No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(d)
Severability. If any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

(e)
Assignment. This Agreement shall not be assignable by Executive.  This Agreement may be assigned by the Company to any successor to all or substantially all of the business and/or assets of the Company provided the Company shall require such successor to expressly assume and agree to perform this Agreement.

(f)
Successors; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, including successors to all or substantially all of the stock, business and/or assets of the Company, heirs, distributees, assignees, devisees and legatees of the parties.

(g)
Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:

At the address (or to facsimile number) shown
on the records of the Company

If to the Company:
Nalco Company
1601 West Diehl Road
Naperville, IL 60563-1198
Attention: Vice President and General Counsel
Fax No.: 630-305-2840

(h)
Withholding Taxes. The Company may withhold from any amounts payable under this Agreement such U.S. federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation.

(i)	Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(j)	Resignations. Executive agrees to immediately resign any positions held by him with the Company and its affiliates upon the termination of Executive’s employment.

(k)
Award of Fees Against Executive.  If either party files suit to enforce any provision of the Agreement and a court of competent jurisdiction, then the substantially prevailing party shall be entitled to an award of its court costs, litigation expenses and reasonable attorneys fees incurred in prosecuting and maintaining such suit, in addition to any other remedies or relief.

*           *           *           *           *

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NALCO COMPANY
By:
Name: Mary Manupella
Title: Vice President – Human Resources

Executive

EXHIBIT A
Covenants of the Executive

1.             As a condition for the payments under this Agreement, during the Executive’s employment with the Company hereunder and for a period of two (2) years thereafter, (i) the Executive shall not, within any jurisdiction or marketing area in which the Company (or its subsidiaries and affiliates) is doing business, directly or indirectly, own, manage, operate, control, consult with, profit from,  be employed by, or participate in the ownership, management, operation or control of any business of the type and character engaged in or competitive with that conducted by the Company (or its subsidiaries and affiliates); (ii) the Executive shall not, directly or indirectly, employ, solicit for employment or otherwise contract for the services of (or assist any other company, business or person in employing, soliciting for employment or otherwise contracting for the services of) any individual who is an employee of the Company (or its subsidiaries and affiliates) at the time of this Agreement or who shall subsequently become an employee of the Company (or its subsidiaries and affiliates).

2.             During the Executive’s employment with the Company hereunder and thereafter, (i) the Executive will not divulge, transmit or otherwise disclose (except as legally compelled by court order, and then only to the extent required, after prompt notice to the Company of any such order), directly or indirectly, other than in the regular and proper course of business of the Company, any confidential knowledge or information with respect to the operations, finances, organization or employees of the Company (or its subsidiaries and affiliates) or with respect to confidential or secret processes, services, techniques, customers or plans with respect to the Company (or its subsidiaries and affiliates); and (ii) the Executive will not use, directly or indirectly, any confidential information for the benefit of anyone other than the Company (or its subsidiaries and affiliates); provided, however, that the Executive has no obligation, express or implied, to refrain from using or disclosing to others any such knowledge or information which is or hereafter shall become available to the public other than through disclosure by the Executive.  All new processes, techniques, know-how, inventions, plans, products, patents and devices developed, made or invented by the Executive, alone or with others, while an employee of the Company which are related to the business of the Company (or its subsidiaries and affiliates) shall be and become the sole property of the Company, unless released in writing by the Company, and the Executive hereby assigns any and all rights therein or thereto to the Company.

3.             All files, records, correspondence, memoranda, notes or other documents (including, without limitation, those in computer-readable form) or property relating or belonging to the Company (or its affiliates and subsidiaries), whether prepared by the Executive or otherwise coming into his possession in the course of the performance of his services under this Agreement, shall be the exclusive property of Company and shall be delivered to Company and not retained by the Executive (including, without limitations, any copies thereof) upon termination of this Agreement for any reason whatsoever.

4.

(a)           The Executive will communicate and disclose in writing to the Company both during the term of his Agreement and thereafter, all inventions, discoveries, improvements, machines, devices, designs, processes, products, software, treatments, formulae, mixtures and/or compounds whether patentable or not as well as patents and patent applications (all collectively referred to as “Inventions”) made, conceived, developed or acquired by the Executive or under which the Executive acquired the right to grant licenses or become licensed, whether alone or jointly with others, during the term of this Agreement.  All of the Executive’s right, title and interest in, to and under such Inventions, including licenses and right to grant licenses shall be the sole property of the Company and the same are hereby assigned to the Company.  Any Invention disclosed by the Executive to have been made and conceived and developed after the termination of this Agreement.

(b)           For all of the Executive’s Inventions, the Executive will, upon request of the Company, during the term of this Agreement and thereafter:

(i)
execute and deliver all documents which the Company shall deem necessary or appropriate to assign, transfer and convey to the Company, all of the Executive’s right, title, interest in and to such Inventions, and enable the Company to file and prosecute applications for Letters Patent of the United States and any foreign countries on Inventions as to which the Company wishes to file patent applications; and

(ii)
do all other things (including the giving of evidence in suits and other proceedings) which the Company shall deem necessary or appropriate to obtain, maintain, and assert patents for any and all such Inventions and to assert its rights in any Inventions not patented.

(c)           The Executive’s obligation under paragraphs (a) and (b) above do not apply to Inventions for which no equipment, supplies, facility or confidential information of the Company was used, and which were developed entirely on the Executive’s own time unless:

(i)	the Inventions relate

(A)	to the business of the Company; or,

(B)	to the Company’s actual or demonstrably anticipated research or development; or,

(C)	the Inventions result from any work performed by the Executive for the Company.

(d)           The Executive herby assigns to the Company the copyright in all works prepared by the Executive which are either:

(i)	within the scope of the Executive’s employment; or,

(ii)	based upon information acquired from the Company not normally made available to the public; or,

(iii)	commissioned by the Company but not within the Executive’s scope of employment.

The Executive agrees to submit all such works to the Board for approval prior to publication or oral dissemination.  The Executive also agrees to do all things (including the giving of evidence in suits and other proceedings) which the Company shall deem necessary or appropriate to obtain, maintain, and enable the Company to protect its rights and to such works.

(e)           The Executive hereby releases and allows the Company to use, for any lawful purpose, any voice reproduction, photograph, or other video likeness of the Executive made in the scope of the Executive’s employment.

(f)           All expenses incident to any action required by the Company to assign Inventions or copyrights to the Company or so taken in its behalf pursuant to the terms of this Agreement shall be borne by the Company, including a reasonable payment for the Executives time and expenses involved if not then in the Company’s employ, which payment for such time at the rate being paid to the Executive by the Company at the time termination of employment.

5.             The Executive acknowledges that a breach of his covenants contained herein may cause irreparable damage to the Company (or its subsidiaries and affiliates), the exact amount of which will be difficult to ascertain, that the remedies at law for any such breach will be inadequate and that the payments and other benefits, in the Agreement, are additional consideration for the covenants contained in herein.  Accordingly, the Executive agrees that if he breaches any of the covenants contained herein, in addition to any other remedy which may be available at law or in equity, the Company shall be entitled to specific performance and injunctive relief.  In addition, the breach of any of the covenants contained herein shall entitle the Company to permanently withhold, and, if applicable, to recover from the Executive any payments, benefits, or other than entitlements, of any type owed or paid by the Company to Executive under the Employment Letter Agreement or this Agreement, any other agreement or plan.  The Company and the Executive further acknowledge that the time, scope, geographic area and other provisions herein have been specifically negotiated by sophisticated commercial parties and agree that all such provisions are reasonable under the circumstances of the activities contemplated by this Agreement.  In the event that the covenants herein shall be determined by any court of competent jurisdiction to be unenforceable by reason of their extending for too great a period of time or over too great a geographical area or by reason of their being too extensive in any other respect, they shall be interpreted to extend only over the maximum period of time for which they may be enforceable and/or over the maximum geographical area as to which they may be enforceable and/or to the maximum extent in all other respects as to which they may be enforceable, all as determined by such court in such action.

6.             The Executive agrees to cooperate with the Company during his employment hereunder and thereafter (including following the Executive’s termination of employment for any reason), by making himself reasonably available to testify on behalf of the Company in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and to assist the Company, in any such action, suit, or proceeding, by providing information and meeting and consulting with the Company’s Board of Directors or its representatives or counsel, or representatives or counsel to the Company, as reasonably requested;  provided however that the same does not materially interfere with his then current professional activities or important personal activities. The Company agrees to reimburse the Executive, on an after-tax basis, for all expenses, including pre-approved legal expense, actually incurred in connection with his provision of testimony or assistance.

7.             The Executive agrees that, during his employment and thereafter (including following the Executive’s termination of employment for any reason) he will not make statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage the Company, its subsidiaries or its respective officers, directors, employees, advisors, business or reputations.  Notwithstanding the foregoing, nothing in this Agreement shall preclude the Executive from making truthful statements or disclosures that are required by applicable law, regulation or legal process.

8.             The covenants, agreements and restrictions undertaken by or imposed on Executive in this Agreement, which are stated to exist or continue after termination of his employment with the Company shall exist and continue irrespective of the method or circumstances of such termination.

9.              Executive agrees that, (except for benefits in which Executive has become vested under the terms of a benefit plan or as required by law) the Company, in its sole discretion may modify or eliminate any or all employment benefits plans which now or hereafter may exist.

EXHIBIT B
General Release

I,        , do hereby release and forever discharge as of the date hereof (i) Nalco Holding Company, a Delaware corporation (the “Company”) and all of its affiliates and (ii) all present and former directors, officers, agents, representatives, employees, successors and assigns of the Company and its affiliates (collectively, the "Released Parties") to the extent provided below.

1.
I understand that my Severance Agreement with the Company  (the “Agreement”) includes consideration for signing this General Release and such consideration is not salary, wages or benefits to which I was already entitled.  I also acknowledge and represent that I have received all payments and benefits that I am entitled to receive (as of the date hereof) by virtue of any employment by the Company.

2.
Except as provided in paragraphs 4 and 11 below, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, compensation by, or my separation or termination from, the Company; Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974 (“ERISA”); any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys' fees incurred in these matters) (all of the foregoing collectively referred to herein as the "Claims").

3.	I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

4.
I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.
I agree that I am waiving all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever, including, without limitation, reinstatement, back pay, front pay, attorneys’ fees and any form of injunctive relief.  Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding;  provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding.

6.
In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement.  I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 as of the execution of this General Release.

7.
I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.
I agree that I will forfeit all amounts payable by the Company pursuant to the Agreement if I challenge the validity of this General Release. I also agree that if I violate this General Release by suing the Company or the other Released Parties, I will pay all costs and expenses of defending against the suit incurred by the Released Parties, including reasonable attorneys' fees, and return all payments received by me pursuant to the Agreement.

9.
I agree to reasonably cooperate with the Company in any internal investigation, any administrative, regulatory, or judicial proceeding or any dispute with a third party. I understand and agree that my cooperation may include, but not be limited to, making myself available to the Company upon reasonable notice for interviews and factual investigations; appearing at the Company's request to give testimony without requiring service of a subpoena or other legal process; volunteering to the Company pertinent information; and turning over to the Company all relevant documents which are or may come into my possession all at times and on schedules that are reasonably consistent with my other permitted activities and commitments. I understand that in the event the Company asks for my cooperation in accordance with this provision, the Company will reimburse me solely for reasonable travel expenses, (including lodging and meals), upon my submission of receipts.

10.
I agree not to disparage the Company, its past and present investors, officers, directors or employees or its affiliates and to keep all confidential and proprietary information about the past or present business affairs of the Company and its affiliates confidential unless a prior written release from the Company is obtained.  I further agree that as of the date hereof, I have returned to the Company any and all property, tangible or intangible, relating to its business, which I possessed or had control over at any time (including, but not limited to, company-provided credit cards, building or office access cards, keys, computer equipment, manuals, files, documents, records, software, customer data base and other data) and that I shall not retain any copies, compilations, extracts, excerpts, summaries or other notes of any such manuals, files, documents, records, software, customer data base or other data.

11.
Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof and nothing herein shall release the Company from its obligations under the Agreement or impair the Executive’s right to enforce the Agreement.  Additionally, nothing contained herein shall in any way diminish or affect any right or claim for the payment of any vested pension benefits to which Executive may be entitled, if any, under the express provisions of the Company pension plan(s), subject to ERISA's vesting requirements.

12.
Whenever possible, each provision of this General Release shall be interpreted in, such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

A.	I HAVE READ IT CAREFULLY;

B.
I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

C.	I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

D.	I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

E.	I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON _________ __, _____ TO CONSIDER IT;

F.	I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

G.	I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

H.	I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

DATE: